Exhibit (q)

POWER OF ATTORNEY

I, the undersigned Officer, on behalf of the following Registrant, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1, Form N-1A, Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Separate Portfolios Trust	✓	✓

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 6, 2007.

/s/ Shaun P. Mathews
Shaun P. Mathews

President and Chief/Principal Executive Officer

POWER OF ATTORNEY

I, the undersigned Officer, on behalf of the following Registrant, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety and Shaun P. Mathews, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1, Form N-1A, Form N-2 and Form N-14, and any pre-and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Separate Portfolios Trust	✓	✓

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 6, 2007.

/s/ Todd Modic
Todd Modic

Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registrant, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1, Form N-1A, Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Separate Portfolios Trust	✓	✓

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of March 6, 2007.

/s/ Robert S. Naka
Robert S. Naka

Trustee